Exhibit 10.2
SECOND AMENDED AND RESTATED REVOLVING CREDIT NOTE
THIS SECURITY IS NOT BEING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) TO THE BORROWERS, (2) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER THAT IS AWARE THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

February 4, 2009	$50,000,000.00
FOR VALUE RECEIVED, the undersigned (“each a “Borrower” and collectively the “Borrowers”) HEREBY JOINTLY AND SEVERALLY PROMISE TO PAY to the order of GENERAL ELECTRIC CAPITAL CORPORATION (“Lender”), a Delaware corporation, at its address at 2 Bethesda Metro Center, Suite 600, Bethesda, Maryland 20814, or at such other place as Lender may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of FIFTY MILLION DOLLARS AND NO CENTS ($50,000,000.00) or, if less, the aggregate unpaid amount of all Revolving Credit Loans made to the undersigned under the Loan Agreement (as hereinafter defined). Each Borrower further jointly and severally promises to pay interest on the outstanding unpaid principal amount hereof from the date hereof until payment in full at the rate or rates from time to time applicable to the Revolving Credit Loans as determined in accordance with the Loan Agreement. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Loan Agreement.
This Second Amended and Restated Revolving Credit Note (“Note”) is one of the Notes issued pursuant to that certain Second Amended and Restated Loan and Security Agreement dated as of February 21, 2008, by and among Borrowers, The Ensign Group, Inc., the other Persons signatory thereto and Lender (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Loan Agreement”), and is entitled to the benefit and security of the Loan Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Loan Agreement for a statement of all of the terms and conditions under which the Loan evidenced hereby is made and is to be repaid.
The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Loan Agreement. If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.
Upon and after the occurrence of any Event of Default, the entire principal amount of this Note, together with all accrued interest thereon, may, as provided in the Loan Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.
Time is of the essence of this Note. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrowers. Each Borrower further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including attorneys’ fees and legal expenses, incurred by Lender in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

THIS NOTE AMENDS, RESTATES, AND REPLACES IN ITS ENTIRETY THAT CERTAIN AMENDED AND RESTATED REVOLVING CREDIT NOTE, DATED AS OF FEBRUARY 21, 2008, BY AND AMONG CERTAIN BORROWERS, THE OTHER PARTIES SIGNATORY THERETO AND LENDER, AS OF THE DATE HEREOF. AS SUCH, THIS NOTE CONTINUES TO EVIDENCE SUCH INDEBTEDNESS AND SHALL NOT CONSTITUTE OR EVIDENCE PAYMENT FOR OR A NOVATION OF SUCH INDEBTEDNESS.
THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provisions of this Note shall be prohibited by or invalid under applicable law, such provisions shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note. Whenever in this Note reference is made to Lender or Borrowers, such reference shall be deemed to include, as applicable, a reference to their respective permitted successors and assigns, and in the case of Lender, any financial institution to which it has sold or assigned all or any part of its interest in the Loan or in its commitment to make Revolving Credit Loans as permitted by the Loan Agreement. The provisions of this Note shall be binding upon and inure to the benefit of such successors and assigns, except that no Borrower may assign its rights or obligations. Each Borrower’s successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for such Borrower.
[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Revolving Credit Note as of the date first above written.

ENSIGN WHITTIER WEST LLC
ENSIGN WHITTIER EAST LLC
ENSIGN PANORAMA LLC
LEMON GROVE HEALTH ASSOCIATES LLC
BELL VILLA CARE ASSOCIATES LLC
DOWNEY COMMUNITY CARE LLC
COSTA VICTORIA HEALTHCARE LLC
WEST ESCONDIDO HEALTHCARE LLC
HB HEALTHCARE ASSOCIATES LLC
VISTA WOODS HEALTH ASSOCIATES LLC
CITY HEIGHTS HEALTH ASSOCIATES LLC
C STREET HEALTH ASSOCIATES LLC
VICTORIA VENTURA HEALTH CARE LLC
GATE THREE HEALTHCARE LLC
SOUTHLAND MANAGEMENT LLC
MANOR PARK HEALTHCARE LLC
each, a Nevada limited liability company

ATTEST/WITNESS:		By:	The Flagstone Group, Inc. Its Sole Member

By:	/s/ Soon Burnam	By:	/s/ Beverly Wittekind

	Soon Burnam		Name:	Beverly Wittekind
	Treasurer		Title:	Secretary

ENSIGN SANTA ROSA LLC
ENSIGN MONTGOMERY LLC
ENSIGN CLOVERDALE LLC
ENSIGN SONOMA LLC
ENSIGN WILLITS LLC
ENSIGN PLEASANTON LLC
each, a Nevada limited liability company

ATTEST/WITNESS:		By:	Northern Pioneer Healthcare, Inc. Its Sole Member

By:	/s/ Soon Burnam	By:	/s/ Cory E. Monette

	Soon Burnam		Name:	Cory E. Monette
	Treasurer		Title:	President

[SIGNATURES CONTINUE ON FOLLOWING PAGES]
SECOND AMENDED & RESTATED REVOLVING CREDIT NOTE
SIGNATURE PAGE

ENSIGN SAN DIMAS LLC
ENSIGN PALM I LLC
REDBROOK HEALTHCARE ASSOCIATES LLC
CLAREMONT FOOTHILLS HEALTH ASSOCIATES LLC
each, a Nevada limited liability company

ATTEST/WITNESS:		By:	Touchstone Care, Inc. Its Sole Member

By:	/s/ Soon Burnam	By:	/s/ John Albrechtsen

	Soon Burnam		Name:	John Albrechtsen
	Treasurer		Title:	President

ENSIGN SABINO LLC
24TH STREET HEALTHCARE ASSOCIATES LLC
GLENDALE HEALTHCARE ASSOCIATES LLC
PRESIDIO HEALTH ASSOCIATES LLC
NORTH MOUNTAIN HEALTHCARE LLC
PARK WAVERLY HEALTHCARE LLC
SUNLAND HEALTH ASSOCIATES LLC
RADIANT HILLS HEALTH ASSOCIATES LLC
HIGHLAND HEALTHCARE LLC
each, a Nevada limited liability company

ATTEST/WITNESS:		By:	Bandera Healthcare, Inc. Its Sole Member
By:	/s/ Soon Burnam	By:	/s/ Michael C. Dalton

	Soon Burnam		Name:	Michael C. Dalton
	Treasurer		Title:	President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]
SECOND AMENDED & RESTATED REVOLVING CREDIT NOTE
SIGNATURE PAGE

ATLANTIC MEMORIAL HEALTHCARE ASSOCIATES, INC.
AVENUES HEALTHCARE, INC.
BERNARDO HEIGHTS HEALTHCARE, INC.
CAMARILLO COMMUNITY CARE, INC.
CARROLLTON HEIGHTS HEALTHCARE, INC.
GRAND VILLA PHX, INC.
HOQUIAM HEALTHCARE, INC.
LIVINGSTON CARE ASSOCIATES, INC.
LYNNWOOD HEALTH SERVICES, INC.
MCALLEN COMMUNITY HEALTHCARE, INC.
NORTHERN OAKS HEALTHCARE, INC.
OLYMPUS HEALTH, INC.
POCATELLO HEALTH SERVICES, INC.
RAMON HEALTHCARE ASSOC, INC.
RENEWCARE OF SCOTTSDALE, INC.
RICHMOND SENIOR SERVICES, INC.
ROSE PARK HEALTHCARE ASSOCIATES, INC.
SALADO CREEK SENIOR CARE, INC.
SOUTH VALLEY HEALTHCARE, INC.
TOWN EAST HEALTHCARE, INC.
UPLAND COMMUNITY CARE, INC.
WASHINGTON HEIGHTS HEALTHCARE, INC.
WELLINGTON HEALTHCARE, INC.
each, a Nevada corporation

ATTEST/WITNESS:

By:	/s/ Soon Burnam	By:	/s/ Beverly Wittekind

	Soon Burnam	Name:	Beverly Wittekind
		Title:	Secretary

[SIGNATURES CONTINUE ON FOLLOWING PAGE]
SECOND AMENDED & RESTATED REVOLVING CREDIT NOTE
SIGNATURE PAGE

BAYSHORE HEALTHCARE, INC.
HUENEME HEALTHCARE, INC.
PINEY LUFKIN HEALTHCARE, INC.
each, a Nevada corporation

ATTEST/WITNESS:

By:	/s/ Soon Burnam	By:	Beverly Wittekind

	Soon Burnam		Name:	Beverly Wittekind
			Title:	Secretary